UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 8, 2006

                          Lounsberry Holdings III, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-51379                51-0539830
(State or other jurisdiction      (Commission File        (IRS Employer
     of incorporation)                 Number)           Identification No.)


         51 Everett Drive; Suite A-20; West Windsor Professional Center,
                          Princeton Junction, NJ 08550
         ---------------------------------------------------------------
         (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (609)799-1889


                                       N/A
           ----------------------------------------------------------
           (Former Name and Address if Changed since the last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4. 01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On March 8, 2006, Lounsberry Holdings III, Inc. (the "Company") dismissed Marcum & Kliegman, LLP ("MK") as its independent accountant. MK had been previously engaged as the principal accountant to audit the Company's financial statements. The reason for the termination was that a company with which the Company has recently closed a reverse merger transaction requested a change in accountants.

      MK's audit opinion on the financial statements for the period ended April 30, 2005 did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty (including uncertainty regarding the ability to continue as a going concern), audit scope or accounting principles.

      MK did not audit the Company's financial statements for any period after April 30, 2005.

      The decision to change accountants was approved by the Company's Board of Directors.

      From February 10, 2005, the inception date of the Company, through March 8, 2006, there were no disagreements with MK on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of MK, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

      On March 8, 2006, the Company retained Moore Stephens Wurth Frazer and Torbet, LLP ("MSWFT") as its new independent accountant. MSWFT is located at 1199 South Fairway Drive, Suite 200, Walnut, California 91789.


ITEM 9.01         EXHIBITS.

(c)   The following exhibits are filed herewith:

16.1  Letter dated March 7, 2006 from the Company to MK;

16.2 Letter dated March 20, 2006 from MK to the Securities and Exchange Commission.



                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             By: /s/ Senshan Yang
                                             ------------------------------
                                             Name:  Senshan Yang
                                             Title: Chief Executive Officer

Date: March 20, 2006